CAREVIEW COMMUNICATIONS, INC. 10-K

Exhibit 10.185

ELEVENTH AMENDMENT TO
NOTE AND WARRANT PURCHASE AGREEMENT

This ELEVENTH AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT, dated as of March 27, 2019 (this “Amendment”), is made by and among CAREVIEW COMMUNICATIONS, INC., a Nevada corporation (the “Company”), and the HealthCor Parties (as defined below) and such of the other Investors (as defined below) who are identified on Annex I attached hereto, as holders of a majority of the shares of Common Stock issued or issuable (on an as converted basis) upon conversion of the Notes and Warrants (collectively, the “Majority Investors”).

WITNESSETH:

WHEREAS, the Company, HealthCor Partners Fund, L.P. (“HealthCor Partners”), HealthCor Hybrid Offshore Master Fund, L.P. (“HealthCor Hybrid” and, together with HealthCor Partners, the “HealthCor Parties”) and certain additional investors that purchased additional Notes and additional Warrants on February 17, 2015 (the “2015 Investors”), additional Notes and additional Warrants on February 23, 2018 (the “February 2018 Investors”) and additional Notes on July 13, 2018 (the “July 2018 Investors” and, together with the 2015 Investors, the February 2018 Investors and the HealthCor Parties, the “Investors”) are parties to that certain Note and Warrant Purchase Agreement, dated as of April 21, 2011 (as amended from time to time, including without limitation pursuant to that certain Note and Warrant Amendment Agreement dated December 30, 2011, that certain Second Amendment to Note and Warrant Purchase Agreement dated January 31, 2012, that certain Third Amendment to Note and Warrant Purchase Agreement dated August 20, 2013, that certain Fourth Amendment to Note and Warrant Purchase Agreement dated January 16, 2014, that certain Fifth Amendment to Note and Warrant Purchase Agreement dated December 15, 2014, that certain Sixth Amendment to Note and Warrant Purchase Agreement dated March 31, 2015, that certain Seventh Amendment to Note and Warrant Purchase Agreement dated June 26, 2015, that certain Eighth Amendment to Note and Warrant Purchase Agreement dated February 23, 2018, that certain Ninth Amendment to Note and Warrant Purchase Agreement dated July 10, 2018 and that certain Tenth Amendment to Note and Warrant Purchase Agreement dated July 13, 2018, the “Purchase Agreement”);

WHEREAS, as contemplated by the Purchase Agreement, the Company issued and sold (a) $20,000,000 initial principal amount of Notes (the “2011 Notes”) and Warrants to purchase 11,782,859 shares of Common Stock (the “2011 Warrants”) to the HealthCor Parties on April 21, 2011, (b) $5,000,000 initial principal amount of Supplemental Closing Notes (the “2012 Notes”) to the HealthCor Parties on January 31, 2012, (c) $5,000,000 initial principal amount of 2014 Supplemental Closing Notes and 2014 Supplemental Warrants to purchase 4,000,000 shares of Common Stock to the HealthCor Parties on January 16, 2014, (d) $6,000,000 initial principal amount of Fifth Amendment Supplemental Closing Notes and Fifth Amendment Supplemental Warrants to purchase 3,692,308 shares of Common Stock to HealthCor Partners and the 2015 Investors on February 17, 2015, (e) $2,050,000 initial principal amount of Eighth Amendment Supplemental Notes and Eighth Amendment Supplemental Warrants to purchase 512,500 shares of Common Stock to the February 2018 Investors on February 23, 2018 and (f) $1,000,000 initial principal amount of Tenth Amendment Supplemental Notes to the July 2018 Investors on July 13, 2018; and

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WHEREAS, pursuant to Section 7.9 of the Purchase Agreement and subject to the terms and conditions contained herein, the parties hereto desire to (i) amend the Purchase Agreement as set forth herein for the purposes of eliminating the minimum cash balance requirement set forth in Section 5.3 thereof and (ii) waive any breaches by the Company of Section 5.3 of the Purchase Agreement that have occurred on or prior to the date of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and covenants contained herein and in the Purchase Agreement, which represent integral components of the transactions contemplated hereby and thereby and shall be fully enforceable by the parties hereto and thereto, and for other good and valuable consideration, the receipt and sufficiency of which hereby acknowledged, the Company and the Majority Investors mutually agree as follows:

1.                  Definitions. Capitalized terms used in this Amendment but not defined in this Amendment shall have the meanings ascribed to them in the Purchase Agreement.

2.                  Amendment to Purchase Agreement. Section 5.3 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“[Reserved.]”

3.                  Waiver. The parties hereto agree and acknowledge that (i) the covenants set forth in Section 5.3 of the Purchase Agreement were intended to benefit the Investors and (ii) the Company has at certain times been in breach of Section 5.3 of the Purchase Agreement. The Majority Investors hereby waive in full any breaches by the Company of Section 5.3 of the Purchase Agreement that have occurred on or prior to the date of this Agreement.

4.                  No Further Amendments. Except as amended by this Amendment, the Purchase Agreement shall remain in full force and effect in accordance with its terms.

5.                  Miscellaneous.

(a)               Ratification and Confirmation. The Company acknowledges, agrees and confirms that: (x) the Purchase Agreement and each of the other Transaction Documents, as amended and otherwise modified by the amendments and other modifications specifically provided herein or contemplated hereby, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed; and (y) without limiting the generality of the foregoing clause (x), all obligations, liabilities and Indebtedness of the Company under the Transaction Documents, as amended hereby, constitute “Obligations” (as defined in the Security Agreement) secured by and entitled to the benefits of the security set forth in the Security Agreement and the IP Security Agreement, and the liens and security interests granted in favor of the Investors under the terms of the Security Agreement and the IP Security Agreement are and remain perfected, effective, enforceable and valid and such liens and security interests are, in each case, a first priority lien and security interest (except to the extent otherwise expressly permitted by the Transaction Documents) and such liens and security interests are hereby in all respects ratified and confirmed.

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(b)               Expenses. The Company will pay and bear full responsibility for the reasonable legal fees and other out-of-pocket costs and expenses of the Majority Investors attributable to the negotiation and consummation of the transactions contemplated hereby.

(c)               Further Assurances. The Company shall duly execute and deliver, or cause to be duly executed and delivered, at its own cost and expense, such further instruments and documents and take all such action, in each case as may be necessary or proper in the reasonable judgment of the Majority Investors to carry out the provisions and purposes of this Amendment.

(d)               Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any party hereto, and the execution and delivery of this Amendment.

(e)               Governing Law. All questions concerning the construction, interpretation and validity of this Amendment shall be governed by and construed and enforced in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Amendment, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

(f)                Construction. The Company and the Majority Investors acknowledge that the Company and its independent counsel and the Majority Investors and their independent counsel have jointly reviewed and drafted this document, and agree that any rule of construction and interpretation to the effect that drafting ambiguities are to be resolved against the drafting party shall not be employed.

(g)               Counterparts; Facsimile and Electronic Signatures. This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Counterpart signatures to this Amendment delivered by facsimile or other electronic transmission shall be acceptable and binding.

(h)               Headings. The section and paragraph headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has duly executed this Eleventh Amendment to Note and Warrant Purchase Agreement as of the date first written above.

COMPANY:

CareView Communications, Inc., a Nevada corporation

By:	/s/ Steven G. Johnson
Name: Steven G. Johnson
Title: President

[Signature Page to Eleventh Amendment to Note and Warrant Purchase Agreement]

MAJORITY INVESTORS:

HealthCor Partners Fund, L.P.
By: HealthCor Partners Management L.P., as Manager
By: HealthCor Partners Management, G.P., LLC, as General Partner

By:	/s/ Jeffrey C. Lightcap
Name: Jeffrey C. Lightcap
Title: Senior Managing Director
Address:	HealthCor Partners
1325 Avenue of Americas, 27th Floor
New York, NY 10019

HealthCor Hybrid Offshore Master Fund, L.P.
By: HealthCor Hybrid Offshore G.P., LLC, as General Partner

By:	/s/ Joseph P. Healey
Name: Joseph P. Healey
Title: Trustee
Address:	HealthCor Partners
1325 Avenue of Americas, 27th Floor
New York, NY 10019

[Signature Page to Eleventh Amendment to Note and Warrant Purchase Agreement]

MAJORITY INVESTORS:

/s/ Steven B. Epstein
Steven B. Epstein

/s/ Dr. James R. Higgins
Dr. James R. Higgins

/s/ Steven G. Johnson
Steven G. Johnson

/s/ Jeffrey C. Lightcap
Jeffrey C. Lightcap

[Signature Page to Eleventh Amendment to Note and Warrant Purchase Agreement]

ACKNOWLEDGED AND AGREED:

CareView Communications, Inc., a Texas corporation

By:	/s/ Steven G. Johnson
Name:	Steven G. Johnson
Title:	President

CareView Operations, LLC

By:	/s/ Steven G. Johnson
Name:	Steven G. Johnson
Title:	President

[Signature Page to Eleventh Amendment to Note and Warrant Purchase Agreement]

Annex I

Investors

Investors Comprising (together with HealthCor Partners Fund, L.P. and HealthCor Hybrid Offshore Master Fund, L.P.) the Majority Investors:
Steven B. Epstein
Dr. James R. Higgins
Steven G. Johnson
Jeffrey C. Lightcap